UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 10, 2011

SafeStitch Medical, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-19437	11-2962080
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4400 Biscayne Blvd., Suite 670, Miami, Florida		33137
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	305-575-4600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective January 10, 2011, Adam S. Jackson, resigned his position as Chief Financial Officer of SafeStitch Medical, Inc. and its subsidiaries (the "Company"). On January 14, 2011, the Company entered into a Confidential General Release of All Claims (the "General Release") and a Consulting Agreement (the "Consulting Agreement") with Mr. Jackson. Under the terms of the General Release, the Company agreed to pay Mr. Jackson $29,000, and Mr. Jackson released the Company from all claims, demands or liabilities relating to the date of the General Release. The General Release also includes certain restrictive covenants, including a one-year non-solicitation of employees, to which Mr. Jackson has agreed to be bound.

Pursuant to the terms of the Consulting Agreement, Mr. Jackson will provide certain consulting services to the Company through March 31, 2011 up to 12 hours per week. The Company will pay Mr. Jackson $15,000 to render the consulting services through March 31, 2011.

The foregoing information is a summary of the General Release and the Consulting Agreement, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached as an exhibit to this Current Report on Form 8-K. Readers should review those agreements for a complete understanding of their respective terms and conditions.

(c) Following Mr. Jackson’s resignation, James J. Martin was appointed as Acting Chief Financial Officer. Since January 10, 2011, Mr. Martin has also served as Acting Chief Financial Officer of Non-Invasive Monitoring Systems, Inc. ("NIMS"), a publicly-held medical device company and Vice President of Finance of Aero Pharmaceuticals, Inc. ("Aero"), a privately held pharmaceutical distributor. From July 2010 until January 10, 2011, Mr. Martin had served as the Controller of the Company, NIMS and Aero. From 2008-2010, Mr. Martin served as the Controller of AAR Aircraft Services, Inc., an aerospace and defense company, and from 2005-2008, Mr. Martin served as the Controller of Avborne Heavy Maintenance, Inc., an aviation maintenance repair and overhaul company. The Company receives reimbursement of a portion of Mr. Martin’s compensation pursuant to a Board and Audit Committee-approved cost sharing arrangement whereby the total salaries of the accounting staffs of the Company, NIMS and Aero are shared.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
10.1 Confidential General Release of All Claims dated January 14, 2011

10.2 Consulting Agreement effective January 10, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SafeStitch Medical, Inc.

January 14, 2011	By:	Jeffrey G. Spragens

Name: Jeffrey G. Spragens
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Confidential General Release of All Claims dated January 14, 2011
10.2	Consulting Agreement effective January 10, 2011